29. Financial income (expenses), net	12 Months Ended
Dec. 31, 2019
Financial Income Expenses Net
Financial income (expenses), net
29.	Financial income (expenses), net

Financial income includes income generated by highly liquid short-term investments and gains arising from measurement of derivative financial instruments at fair value.

Interest income is recorded for all financial assets measured at amortized cost, using the effective interest rate, which is the rate that discounts for the estimated future cash payments or receipts through the expected term of the financial instrument or shorter period, where appropriate, from the carrying amount of the financial asset or liability.

Financial expenses include substantially interest and financial charges on borrowings and financing and discounting receivables during the year, losses arising from measurement of derivative financial instruments at fair value, losses on disposals of financial assets, financial charges on provisions on lawsuits and taxes and interest charges on financial leases, as well as discount charges.

	2019	2018	2017
		Restated	Restated
Finance expenses:
Cost of debt	(584)	(368)	(474)
Cost of the discounting of receivables	(136)	(155)	(144)
Monetary restatement loss	(157)	(78)	(131)
Interest on lease liabilities	(666)	(609)	(589)
Other finance expenses	(112)	(82)	(138)
Total financial expenses	(1,655)	(1,292)	(1,476)

Financial income:
Income from short term instruments	168	26	38
Monetary restatement gain	270	194	137
Other financial income	11	11	6
Total financial income	449	231	181

Total	(1,206)	(1,061)	(1,295)

The gains or losses on derivative financial instruments are recorded as cost of debt and disclosed in Note 19.